EXHIBIT 99.1

2004 EQUITY COMPENSATION PLAN

EMPLOYEE

RESTRICTED STOCK GRANT

TERM SHEET

Cephalon, Inc. (“Company”), as specified in the Compensation Award Notice of Restricted Stock Grant (“Notice”), pursuant to action by the Committee (as defined in the Plan), hereby grants (“Grant”) to the person named in the Notice (“Grantee”), as of the date printed on the Notice (“Date of Grant”), the right to receive from the Company the total number of shares of restricted stock listed in the Notice, subject to the restrictions and the terms and conditions set forth below.

1.                                      Grant of Restricted Stock.

(a)                                  Subject to the terms and conditions set forth herein and in the 2004 Equity Compensation Plan (“Plan”), the Company hereby grants to Grantee, as of the Date of Grant, the right to receive the number of shares of the Company’s common stock (“Granted Shares”) as set forth in the Notice.  The Granted Shares may not be transferred by Grantee or subjected to any security interest until the restrictions have lapsed in accordance with the terms of the Plan and these terms and conditions.

(b)                                 This Grant shall become null and void unless Grantee shall accept these terms and conditions by executing the Employee Acknowledgement on the Compensation Award sheet and returning it to Human Resources within the time period specified in the Compensation Award sheet.  By accepting the Grant, Grantee agrees to be bound by the terms of the Plan and the Notice and this Term Sheet and further agrees that all of the decisions and determinations of the Committee with respect to the Granted Shares shall be final and binding.  The Company will not issue certificates for any portion of the Granted Shares until all of the restrictions on that portion of the Granted Shares have lapsed.

2.                                      Restrictions.

(a)                                  Vesting Period.  The restrictions on the Granted Shares (described in Paragraph 2(b) below) shall lapse, and the Granted Shares shall no longer be forfeitable (as described in Paragraph 3 below), in accordance with the following schedule:

Date	Granted Shares Becoming Nonforfeitable
1st Anniversary of Date of Grant	25% of Granted Shares
2nd Anniversary of Date of Grant	25% of Granted Shares
3rd Anniversary of Date of Grant	25% of Granted Shares
4th Anniversary of Date of Grant	25% of Granted Shares

The vesting of the Granted Shares shall be cumulative, but shall not exceed 100% of the Granted Shares.  If the foregoing schedule would produce fractional Granted Shares, the number of Granted Shares that vest shall be rounded down to the nearest whole Granted Shares, with full vesting of the Granted Shares on the 4th anniversary of the Date of Grant, if the Grantee is then employed by, or providing service to, the Company.  The period during which any portion of the Granted Shares actually remains subject to the restrictions of Paragraph 2(b) below is referred to herein and in the Plan as the “Restriction Period” for such portion of the Granted Shares.

(b)                                 Restrictions on Transfer; Shares Subject to Forfeiture.  Grantee may not sell, assign, transfer, pledge or otherwise dispose of any portion of the Granted Shares at any time during the Restriction Period for such Granted Shares.  Any attempt to sell, assign, transfer, pledge or otherwise dispose of the Granted Shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Granted Shares, shall be null, void and without effect.

(c)                                  Certificates.  Unless the Granted Shares are forfeited pursuant to Paragraph 3 below, at the end of the Restriction Period applicable to each portion of the Granted Shares, Grantee will be entitled to receive an unrestricted certificate representing that portion of the Granted Shares.

3.                                      Termination of Employment; Death.

(a)                                  Should Grantee’s employment or service with the Company or one of its subsidiaries terminate for any reason other than by reason of death during the Restriction Period, Grantee will forfeit all of the Granted Shares as to which the Restriction Period has not expired on or before the effective date of such termination.

(b)                                 Should Grantee die during the Restriction Period, all restrictions imposed under Section 2(b) above with respect to such Granted Shares shall lapse and such shares shall become transferable and nonforfeitable.

4.                                      Privilege of Stock Ownership.

Grantee shall not have, with respect to any Granted Shares, the right to vote the shares or the right to receive any cash or other dividends declared thereon, until the Restriction Period has expired with respect to such Granted Shares.

5.                                      Certain Corporation Transactions.

The provisions of the Plan applicable to a Change of Control (as defined in the Plan) and a Corporate Transaction (as defined in the Plan) shall apply to the Granted Shares, and, in the event of a Change of Control or Corporate Transaction, the Committee may take such actions as it deems appropriate pursuant to the Plan.

6.                                      Withholding.

The Grantee shall be required to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of any federal, state, local or other taxes that the Company is required to withhold respect to the grant or vesting of the Granted Shares.  Grantee may make an election to satisfy any income tax withholding obligation with respect to the Granted Shares by having shares withheld up to an amount that does not exceed Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  Such election must be in the form and manner prescribed by the Committee.  If Grantee is a director or officer (within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended), such election must be irrevocable and must be made six months prior to the date on which all restrictions lapse with respect to such Granted Shares.

7.                                      Compliance with Laws and Regulations.

(a)                                                          The obligations of the Company to deliver shares pursuant to the Granted Shares shall be subject to the condition that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.  The issuance of shares to Grantee pursuant to this Grant is subject to applicable taxes and other laws or regulations of the United States or any state having jurisdiction thereof.

(b)                                                         In connection with this Grant, Grantee will execute and deliver to the Company such representations in writing as may be requested by the Company so that it may comply with the applicable requirements of federal and state securities laws.

(c)                                                          Grantee agrees to be bound by the Company’s policies regarding the transfer of shares of the Company’s common stock and understands that there may be certain times during the year in which Grantee will be prohibited from selling, transferring, pledging, donating, assigning, mortgaging, hypothecating or encumbering shares after the applicable restrictions have lapsed.

8.                                      No Employment Contract.

Nothing herein or in the Plan confers upon Grantee any right to continue in the employ or service of the Company (or any subsidiary) or interferes with or restricts in any way the rights of the Company (or any subsidiary), which are hereby expressly reserved, to discharge Grantee at any time for any reason or no reason, with or without cause.  Except to the extent the terms of any employment contract between the Company (or any subsidiary) and Grantee may expressly provide otherwise, neither the Company nor any of its subsidiaries is under any obligation to continue the employment of Grantee for any period of specified duration.

9.                                      Notices.

Any notice required to be given or delivered to the Company under the terms herein will be in writing and addressed to the Company in care of its Senior Vice President, Human Resources, at its corporate office at 145 Brandywine Parkway, West Chester, Pennsylvania 19380.  Any notice required to be given or delivered to Grantee will be in writing and addressed to Grantee at the address provided on the Notice or such other address provided in writing by Grantee to the Company.  All notices will be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

10.                               Assignment.

The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.  This Grant may be assigned by the Company without Grantee’s consent.

11.                               Applicable Law.

The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions hereof.

12.                               Construction.

(a)                                  These terms and conditions and the Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, which terms are incorporated herein.  Capitalized terms not otherwise defined herein that are defined in the Plan shall have the meaning specified in the Plan.

(b)                                 This Grant is subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the shares, (iii) changes in capitalization of the Company, and (iv) other requirements of applicable law.  The Committee shall have authority to interpret and construe the Grant pursuant to the terms of the Plan, and all decisions of the Committee with respect to any question or issue arising under the Plan or these terms and conditions will be conclusive and binding on all persons having an interest in this Grant.

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IN WITNESS WHEREOF, Cephalon  has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and the Grantee has also executed this Agreement in duplicate.

For Cephalon, Inc.

Date:

I hereby accept the option described in this Agreement and the Notice, and I agree to be bound by the terms of the Plan, this Agreement and the Notice.  I hereby further agree that all of the decisions and determinations of the Committee shall be final and binding.

Grantee:

Address:

Date: